Exhibit 32.2
Certification of Principal Financial Officer
Pursuant to 18. U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
I, Scott Poteracki, Chief Financial Officer and Secretary of MTI Technology Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The Quarterly Report on Form 10-Q of the Company for the quarter ended July 1, 2006, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 780(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	/s/ SCOTT POTERACKI
Scott Poteracki
Chief Financial Officer and Secretary

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